UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2011

GS Mortgage Securities Trust 2011-GC5
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
(Exact name of sponsors as specified in their charters)

Delaware	333-171508-01	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York		10282
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 13, 2011.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 13, 2011 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP, dated October 13, 2011 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2011	GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 13, 2011.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 13, 2011 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP, dated October 13, 2011 (included as part of Exhibit 5).	(E)